SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                May 27, 2003

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On May 27, 2003, Cephalon, Inc. (the “Registrant”), publicly announced the expiration of its bid to acquire Australia’s SIRTeX Medical Limited for A$4.85 per share.

The Registrant hereby incorporates by reference the press releases dated May 27, 2003 attached hereto as Exhibits 99.1 and 99.2, and made a part of this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Financial Statements of Business Acquired:   Not applicable

(b)        Pro Forma Financial Information:   Not applicable

(c)        Exhibits

Number	Description
99.1	Press Release – Cephalon, Inc. Announces Offer Period Expires on Cephalon’s Bid for SIRTeX Medical Limited (United States Press Release)

99.2	Press Release – Cephalon, Inc. Announces Offer Period Expires on Cephalon’s Bid for SIRTeX Medical Limited (Australian Press Release)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: May 29, 2003	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release – Cephalon, Inc. Announces Offer Period Expires on Cephalon’s Bid for SIRTeX Medical Limited (United States Press Release)

99.2	Press Release – Cephalon, Inc. Announces Offer Period Expires on Cephalon’s Bid for SIRTeX Medical Limited (Australian Press Release)